UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 17, 2010

China Real Estate Acquisition Corp.
 (Exact name of registrant as specified in its charter)

Delaware	000-53842	42-1769314
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No.1 Industrial Garden of Second Economic Cooperative Entity Ren He Town, Baiyun District Guangzhou, Guangdong, China 510470
(Address of principal executive offices) (Zip Code)

+86 (0) 20-8603-7011
 (Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

–––––––––––––––– Copies to: Gary S. Eaton, Esq. Anslow + Jaclin, LLP 195 Route 9 South, Suite 204 Manalapan, New Jersey 07726 (732) 409-1212
––––––––––––––––

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm.

i	On May 17, 2010, we dismissed Friedman LLP (“Friedman”) as our independent registered public accounting firm. The Board of Directors of the Company approved such dismissal on May 17, 2010.

ii	The Company’s Board of Directors participated in and approved the decision to change our independent registered public accounting firm.

iii
Friedman’s reports on the financial statements of the Company for the year ended December 31, 2009 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

iv
In connection with the audit, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with Friedman’s opinion to the subject matter of the disagreement.

v
In connection with the audited financial statements of the Company for the year ended December 31, 2009, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

vi
The Company provided Friedman with a copy of this Current Report on Form 8-K and requested that Friedman furnish it with a letter addressed to the SEC stating whether or not they agree with the above statements. The Company has received the requested letter from Friedman, and a copy of such letter is filed as Exhibit 16.1 to this Current Report Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

i
On May 17, 2010, the Board appointed EFP, Rotenberg, LLP (“Rotenberg”) as the Company’s new independent registered public accounting firm. The decision to engage (“Rotenberg”) was approved by the Company’s Board of Directors on May 17, 2010.

ii
Prior to May 17, 2010, the Company did not consult with Rotenberg regarding (1) the application of accounting principles to a specified transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01Financial Statement and Exhibits.

(a)  Financial Statements of Business Acquired.

None

(b)  Pro Forma Financial Information.

None.

(c)  Shell Company Transactions.

Reference is made to Items 9.01(a) and 9.01(b) and the exhibits referred to therein which are incorporated herein by reference.

(d)  Exhibits.

Exhibit No.	Description
16.1	Letter from Freidman LLP, dated May 17, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

China Real Estate Acquisition Corp.

Date: May 17, 2010	By:	/s/Chen Yu
Chen Yu President, Chief Executive Officer, Secretary and Director